EXHIBIT 20.1

College Loan Corporation Trust I Series 2003-2, Series 2004-1, and 2005-1
Statement to Note Holders
As of and for the period ended: 10/31/2005

Pursuant to section 11.04 of the Trust Indenture, the following is provided to the trustee by the issuer. The information shown below has not been independently verified, however it is believed to be accurate to the best of the issuer's knowledge.

(a)	the amount of payments with respect to each series of Notes paid with respect to principal during October 2005;

               Series     Class     Principal Paid
               ------     -----     --------------
               2002       A-1                  $0
               2002       A-2                  $0
               2002       A-3                  $0
               2002       A-4                  $0
               2002       A-5                  $0
               2002       A-6                  $0
               2002       A-7                  $0
               2002       A-8                  $0
               2002       A-9                  $0
               2002       B-1                  $0
              2002-2      A-10                 $0
              2002-2      A-11                 $0
              2002-2      A-12                 $0
              2002-2      A-13                 $0
              2002-2      A-14                 $0
              2002-2      A-15                 $0
              2002-2      A-16                 $0
              2002-2      A-17                 $0
              2002-2      A-18        $29,000,000
              2002-2      A-19                 $0
              2002-2      A-20                 $0
              2002-2      A-21                 $0
              2002-2      A-22                 $0
              2002-2      A-23                 $0
              2002-2      A-24                 $0
              2002-2      A-25                 $0
              2002-2      A-26                 $0
              2002-2      A-27                 $0
              2002-2      A-28                 $0
              2002-2      A-29                 $0
              2002-2      A-30                 $0
              2002-2      B-2                  $0
              2002-2      B-3                  $0
              2002-2      B-4                  $0
              2003-1      A-1                  $0
              2003-1      A-2                  $0
              2003-1      A-3                  $0
              2003-1      A-4                  $0
              2003-1      A-5                  $0
              2003-1      A-6                  $0
              2003-1      A-7                  $0
              2003-1      A-8                  $0
              2003-1      A-9                  $0
              2003-1      A-10                 $0
              2003-1      B-1                  $0
              2003-1      B-2                  $0
              2003-2      A-1         $25,000,000
              2003-2      A-2         $55,600,000
              2003-2      A-3                  $0
              2004-1      A-1                  $0
              2004-1      A-2                  $0
              2004-1      A-3                  $0
              2004-1      A-4                  $0
              2004-1      B-1                  $0
              2005-1      A-1                  $0
              2005-1      A-2                  $0
              2005-1      A-3                  $0
              2005-1      A-4                  $0
              2005-1      A-5                  $0
              2005-1      B-1                  $0
(b)	the amount of payments with respect to each series of Notes paid with respect to interest during October 2005;

              Series    Class         Interest Paid
              ------    -----         -------------
              2002      A-1        $              -
              2002      A-2        $              -
              2002      A-3        $              -
              2002      A-4        $        216,722
              2002      A-5        $        207,203
              2002      A-6        $        207,203
              2002      A-7        $        210,006
              2002      A-8        $        206,049
              2002      A-9        $         58,621
              2002      B-1        $        128,873
             2002-2     A-10       $        296,100
             2002-2     A-11       $        296,100
             2002-2     A-12       $        295,340
             2002-2     A-13       $        283,840
             2002-2     A-14       $        283,840
             2002-2     A-15       $        290,740
             2002-2     A-16       $        294,580
             2002-2     A-17       $        299,180
             2002-2     A-18       $        154,773
             2002-2     A-19       $              -
             2002-2     A-20       $        310,200
             2002-2     A-21       $        309,841
             2002-2     A-22       $        309,841
             2002-2     A-23       $        309,841
             2002-2     A-24       $        354,192
             2002-2     A-25       $        354,192
             2002-2     A-26       $        354,192
             2002-2     A-27       $        317,753
             2002-2     A-28       $        317,753
             2002-2     A-29       $        317,753
             2002-2     A-30       $        317,753
             2002-2     B-2        $        121,208
             2002-2     B-3        $        122,736
             2002-2     B-4        $        116,600
             2003-1     A-1        $              -
             2003-1     A-2        $        283,840
             2003-1     A-3        $        297,640
             2003-1     A-4        $        296,100
             2003-1     A-5        $        298,420
             2003-1     A-6        $        294,580
             2003-1     A-7        $        282,300
             2003-1     A-8        $        283,840
             2003-1     A-9        $              -
             2003-1     A-10       $              -
             2003-1     B-1        $         74,985
             2003-1     B-2        $         74,410
             2003-2     A-1        $        235,111
             2003-2     A-2        $      6,264,617
             2003-2     A-3        $      3,032,346
             2004-1     A-1        $      2,770,478
             2004-1     A-2        $      2,949,929
             2004-1     A-3        $      3,894,667
             2004-1     A-4        $      1,962,667
             2004-1     B-1        $        299,180
             2005-1     A-1        $      2,031,360
             2005-1     A-2        $      3,766,250
             2005-1     A-3        $      2,890,333
             2005-1     A-4        $      2,078,178
             2005-1     A-5        $      1,347,928
             2005-1     B-1        $        121,208
(c)	the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over; Carry over amounts $0.00

(d)	the principal balance of Financed Student Loans as of the close of business on the last day of October 2005; Principal Balance of Financed Student Loans $6,333,977,788

(e)	the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of October 2005, after giving effect to payments allocated to principal reported under paragraph (a) above;

                Series      Class        Outstanding Balance
                ------      -----        --------------------
                  2002       A-1               $           -
                  2002       A-2               $           -
                  2002       A-3               $           -
                  2002       A-4               $  73,000,000
                  2002       A-5               $  73,000,000
                  2002       A-6               $  73,000,000
                  2002       A-7               $  73,000,000
                  2002       A-8               $  73,000,000
                  2002       A-9               $  19,900,000
                  2002       B-1               $  42,000,000
                 2002-2      A-10              $ 100,000,000
                 2002-2      A-11              $ 100,000,000
                 2002-2      A-12              $ 100,000,000
                 2002-2      A-13              $ 100,000,000
                 2002-2      A-14              $ 100,000,000
                 2002-2      A-15              $ 100,000,000
                 2002-2      A-16              $ 100,000,000
                 2002-2      A-17              $ 100,000,000
                 2002-2      A-18              $  23,000,000
                 2002-2      A-19              $           -
                 2002-2      A-20              $ 100,000,000
                 2002-2      A-21              $ 100,000,000
                 2002-2      A-22              $ 100,000,000
                 2002-2      A-23              $ 100,000,000
                 2002-2      A-24              $ 100,000,000
                 2002-2      A-25              $ 100,000,000
                 2002-2      A-26              $ 100,000,000
                 2002-2      A-27              $ 100,000,000
                 2002-2      A-28              $ 100,000,000
                 2002-2      A-29              $ 100,000,000
                 2002-2      A-30              $ 100,000,000
                 2002-2      B-2               $  40,000,000
                 2002-2      B-3               $  40,000,000
                 2002-2      B-4               $  40,000,000
                 2003-1      A-1               $           -
                 2003-1      A-2               $ 100,000,000
                 2003-1      A-3               $ 100,000,000
                 2003-1      A-4               $ 100,000,000
                 2003-1      A-5               $ 100,000,000
                 2003-1      A-6               $ 100,000,000
                 2003-1      A-7               $ 100,000,000
                 2003-1      A-8               $ 100,000,000
                 2003-1      A-9               $           -
                 2003-1      A-10              $           -
                 2003-1      B-1               $  25,000,000
                 2003-1      B-2               $  25,000,000
                 2003-2      A-1               $           -
                 2003-2      A-2               $ 591,200,000
                 2003-2      A-3               $ 308,200,000
                 2004-1      A-1               $ 293,000,000
                 2004-1      A-2               $ 307,000,000
                 2004-1      A-3               $ 400,000,000
                 2004-1      A-4               $ 200,000,000
                 2004-1      B-1               $ 100,000,000
                 2005-1      A-1               $ 216,000,000
                 2005-1      A-2               $ 393,000,000
                 2005-1      A-3               $ 300,000,000
                 2005-1      A-4               $ 214,000,000
                 2005-1      A-5               $ 137,000,000
                 2005-1      B-1               $  40,000,000
(f)	the interest rate for any series of variable rate Notes for October 2005, indicating how such interest rate is calculated;

                 Series     Class    Interest Rate      Interest Calculation
                 ------     -----    -------------      --------------------
                   2002      A-1          n/a           28-Day Auction Rate
                   2002      A-2          n/a           28-Day Auction Rate
                   2002      A-3          n/a           28-Day Auction Rate
                   2002      A-4         3.893%         28-Day Auction Rate
                   2002      A-5         3.881%         28-Day Auction Rate
                   2002      A-6         3.845%         28-Day Auction Rate
                   2002      A-7         3.885%         28-Day Auction Rate
                   2002      A-8         3.808%         28-Day Auction Rate
                   2002      A-9         3.899%         28-Day Auction Rate
                   2002      B-1         4.041%         28-Day Auction Rate
                  2002-2     A-10        3.920%         28-Day Auction Rate
                  2002-2     A-11        3.918%         28-Day Auction Rate
                  2002-2     A-12        3.894%         28-Day Auction Rate
                  2002-2     A-13        3.881%         28-Day Auction Rate
                  2002-2     A-14        3.859%         28-Day Auction Rate
                  2002-2     A-15        3.882%         28-Day Auction Rate
                  2002-2     A-16        3.926%         28-Day Auction Rate
                  2002-2     A-17        3.943%         28-Day Auction Rate
                  2002-2     A-18        3.906%         28-Day Auction Rate
                  2002-2     A-19         n/a           28-Day Auction Rate
                  2002-2     A-20        3.827%         28-Day Auction Rate
                  2002-2     A-21        4.050%         28-Day Auction Rate
                  2002-2     A-22        4.050%         28-Day Auction Rate
                  2002-2     A-23        4.050%         28-Day Auction Rate
                  2002-2     A-24        4.050%         28-Day Auction Rate
                  2002-2     A-25        4.050%         28-Day Auction Rate
                  2002-2     A-26        4.050%         28-Day Auction Rate
                  2002-2     A-27        4.005%         28-Day Auction Rate
                  2002-2     A-28        4.005%         28-Day Auction Rate
                  2002-2     A-29        4.005%         28-Day Auction Rate
                  2002-2     A-30        4.005%         28-Day Auction Rate
                  2002-2     B-2         3.988%         28-Day Auction Rate
                  2002-2     B-3         4.029%         28-Day Auction Rate
                  2002-2     B-4         3.922%         28-Day Auction Rate
                  2003-1     A-1          n/a            7-Day Auction Rate
                  2003-1     A-2         3.883%         28-Day Auction Rate
                  2003-1     A-3         3.906%         28-Day Auction Rate
                  2003-1     A-4         3.903%         28-Day Auction Rate
                  2003-1     A-5         3.927%         28-Day Auction Rate
                  2003-1     A-6         3.887%         28-Day Auction Rate
                  2003-1     A-7         3.861%         28-Day Auction Rate
                  2003-1     A-8         3.863%         28-Day Auction Rate
                  2003-1     A-9          n/a           28-Day Auction Rate
                  2003-1     A-10         n/a           28-Day Auction Rate
                  2003-1     B-1         3.990%         28-Day Auction Rate
                  2003-1     B-2         3.957%         28-Day Auction Rate

                       Weighted Average                 Weighted Average
                       ----------------                 ----------------
   Series       Class     Libor Rate      Spread             Rate            Interest Calculation
   ------       -----  ----------------   ------             ----            --------------------
   2003-2       A-1          3.65000%     0.03000%        3.68000%             Floating Rate Note
   2003-2       A-2          3.76576%     0.14000%        3.90576%             Floating Rate Note
   2003-2       A-3          3.77419%     0.20000%        3.97419%             Floating Rate Note
   2004-1       A-1          3.77419%     0.05000%        3.82419%             Floating Rate Note
   2004-1       A-2          3.77419%     0.11000%        3.88419%             Floating Rate Note
   2004-1       A-3          3.77419%     0.16000%        3.93419%             Floating Rate Note
   2004-1       A-4          3.77419%     0.19000%        3.96419%             Floating Rate Note
   2004-1       B-1                                        4.110%             28-Day Auction Rate
   2005-1       A-1          3.77419%     0.03000%        3.80419%             Floating Rate Note
   2005-1       A-2          3.77419%     0.10000%        3.87419%             Floating Rate Note
   2005-1       A-3          3.77419%     0.12000%        3.89419%             Floating Rate Note
   2005-1       A-4          3.77419%     0.15000%        3.92419%             Floating Rate Note
   2005-1       A-5          3.77419%     0.20000%        3.97419%             Floating Rate Note
   2005-1       B-1                                        4.079%             28-Day Auction Rate
(g)	the amount of the servicing fees allocated to the Servicers as of the close of business on the last day of October 2005; Servicing fees $1,144,832

(h)	the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Trustee, the Eligible Lender Trustee and the Verification Agent, all allocated as of the close of business on the last day of October 2005;

                                  Fee                      Amount
                                  ---                      ------
                                   Administration      $1,082,551
                                    Auction Agent          $9,236
                                     Market Agent              $0
                                Calculation Agent              $0
                                    Broker-Dealer        $545,829
                                 Delaware Trustee              $0
                                          Trustee         $43,266
                          Eligible Lender Trustee              $0
                               Verification Agent               *
                       *Verification Agent fees are included in Trustee fees above
(i)	the amount of principal and interest received during October 2005 relating to Financed Student Loans; Amount of principal and interest received $114,873,860

(j)	the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of October 2005;

            Amount of payment attributable to amounts in the Reserve Fund           $0
            Amount of any other withdrawals from the Reserve Fund             $822,000
            Ending Balance of Reserve Fund                                 $50,394,750
(k)	the portion, if any, of the payments made on the Notes as described in sections (a) or (b) above during October 2005 attributable to amounts on deposit in the Acquisition Fund;

Payments from the Acquisition Fund          $$0

(l)	the aggregate amount, if any, paid by the Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during October 2005; Amounts paid to acquire Student Loans $959,999

(m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Debt Service Fund;

Amounts in Acquisition fund to be transferred to the Debt Service Fund $0

(n)	the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during October 2005; Amounts paid for Financed Student Loans purchased from the Trust $0

(o)	the number and principal amount of Financed Student Loans, as of the close of business on the last day of October 2005, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

                                                     Number            Amount
                                                     ------            ------
         (i)  0 to 30 days delinquent              562,674        5,985,507,838
        (ii)  31 to 60 days delinquent              12,227          122,909,357
       (iii)  61 to 90 days delinquent               6,719           59,753,226
        (iv)  91 to 120 days delinquent              5,345           41,628,319
         (v)  > 120 day delinquent                  14,433          104,441,582
        (vi)  & claims filed                         3,072           19,737,466
                                                     -----           ----------
              Total                                604,470        6,333,977,788
(p)	the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of October 2005; and

          Value of the Trust Estate                            $6,682,990,383

          Outstanding Principal amount of the Notes            $6,719,300,000
(q)	the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment as of the close of business on the last day of October 2005.

                                                                   Number      Percentage
                                                                   ------      ----------
  (i)       Outstanding rejected federal reimbursement claims             29             *
  (ii)      Financed Student Loans in forbearance                     41,204        10.02%
  (iii)     Financed Student Loans in deferment                       60,413        12.37%
  * Less than 0.01%